

Community Trust Bancorp, Inc.®

2009 Annual Shareholders' Meeting

April 28, 2009

CAUTIONARY STATEMENT

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2008 Annual Report on Form 10-K Part I, Item 1. for additional information.

Our Banking Franchise



Russell
Georgetown
Flemingsburg
Ashland
Huntington
Frankfort
Mount Sterling
Fort Gay
Hamlin
Summersville
Versailles
Lexington
Winchester
Paintsville
Harrodsburg
Richmond
Williamson
Prestonsburg
Danville
Berea
Allen
Lebanon
Pikeville
Mount Vernon
Hazard
Knott
Campbellsville
Greensburg
Whitesburg
Somerset
London
Jenkins
Columbia
Jamestown
Corbin
Middlesboro
Williamsburg

Serving 77 branch locations in 33 counties throughout Kentucky and West Virginia

Operational Challenges

- 2008
  - Economic Crisis
    - Worldwide historic recession
    - Greed, leverage, fraud
    - Volatile gas prices
    - Failed investment banks
    - Treasury places GSE in receivership
    - Mortgage giants fail
    - "Too big to fail" theory
    - Retail icons failed
    - Unemployment levels increased
    - Consumer confidence plummeted
    - Commercial banks failed
    - Interest rates reach historic lows
    - Government intervention
      - Emergency Economic Stabilization Act
      - Investments in AIG and auto industry

Operational Challenges

- 2009
  - **Continued deterioration of the U.S. economy**
  - **Federal government working to stabilize the U.S. economy**
  - **World economy still in crisis**

2008 Performance

Strategic Plan for 2008

What were our goals?

- Net income of $34 - $36 million
- Earnings per share of $2.25 - $2.45 per share
- Asset growth of $40 - $45 million
- Loan growth of $165 - $185 million
- Deposit growth of $72 - $78 million
- Efficiency ratio of 56% - 58%
- Shareholders' equity of $317 -$319 million

2008 Performance Summary

What were the results of executing our plan?

- Earnings of $23.1 million
- EPS of $1.54 per share
- Asset growth of $51.8 million
- Loan growth of $120.8 million
- Deposit growth of $38.7 million
- Efficiency ratio of 58.39%
- Shareholders' equity of $308.2 million

Shareholder Value

Dividends Per Share



$0.87
$0.98
$1.05
$1.10
$1.17
$1.20
9.4%
2004
2005
2006
2007
2008
2009*

- 2008 cash dividends increased 6.4%
- 9.4% compound growth rate for past five years
- December 31, 2008 cash dividend yield was 3.27%

*2009 is projected DPS

Shareholders' Equity


(in millions)
$236.2
$253.9
$282.4
$301.4
$308.2
6.8%
2004
2005
2006
2007
2008

- Shareholders' equity has increased 30.5% during the past five years
- 6.8% compound growth rate for the past five years
- 2009 projected shareholders' equity $314 - $335 million

Total Market Capitalization



(in millions)
$406.5
$461.2
$629.5
$414.2
$553.7
$403.3
2004
2005
2006
2007
2008
2009

All data is as of year-end except 2009 which is based upon stock price on March 31, 2009

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks


$200
$100
$0
2003
2004
2005
2006
2007
2008
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2003 would have outperformed the NASDAQ Bank Stocks Index and the NASDAQ Composite at December 31, 2008**

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

December 31, 2008



38.57%
-33.80%
9.73%
-8.26%
9.48%
-0.89%
13.53%
3.07%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

Historic Investment Returns

- Core value long-term investment
- Formation of bank holding company in 1981
- 12 stock splits
- 9 stock dividends
- 28 years of consecutive increases in cash dividends
  - $0.01 per share increase effective December 15, 2008
- 5-year compound growth rate of cash dividends 9.4%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
  - 90 institutional investors (including CTIC – 9.55%) hold 6.8 million shares (45.43%)
  - 187 mutual funds hold 3.0 million shares (20.17%)

2008 Earnings Review

Earnings Per Share



$2.09
$2.31
$2.59
$2.42
$1.54
2004
2005
2006
2007
2008

- EPS decreased 36.4%
- 2009 EPS projected at $1.66 - $1.90 per share

Return on Average Assets



1.22%
1.12%
1.22%
1.15%
1.33%
1.10%
1.23%
0.89%
0.79%
0.28%
2004
2005
2006
2007
2008
CTBI
Peer

Net Income



(in millions)
$31.0
$34.4
$39.1
$36.6
$23.1
2004
2005
2006
2007
2008

- 2009 projected net income $25 - $29 million

Net Income

- At June 30, 2008, CTBI held $14.9 million in Freddie Mac and Fannie Mae pass-through auction rate securities which had an unrealized loss of $0.5 million. As a result of the U.S. Treasury placing Freddie Mac and Fannie Mae into conservatorship on September 7, 2008, the value of these investments decreased materially resulting in $14.5 million in other than temporary impairment charges to earnings on these securities.

- CTBI also recorded a $1.5 million decline in the fair value of its mortgage servicing rights during 2008 and increased its provision for loan losses by $4.9 million year over year.

Revenues



(in millions)
$127.1
$136.7
$140.3
$142.6
$125.4
2004
2005
2006
2007
2008

- 2008 revenues decreased 12.1%
- 2009 projected revenues $143 - $145 million

Noninterest Income

as a % of Total Revenue

(in millions)



$33.9
$33.5
$32.6
$36.6
$21.8
32%
26%
21%
15%
2004
2005
2006
2007
2008
Noninterest Income
% of Total Revenue

- 2008 noninterest income
  - OTTI charges
  - Decline in fair value of mortgage servicing
  - Increased gains on sales of loans
  - Increased deposit service charges
  - Increase in trust revenue
- 2009 projected noninterest revenue 25% - 27% of total revenue

Net Interest Revenue


(in millions)
$93.2
$103.2
$107.8
$106.0
$103.6
2004
2005
2006
2007
2008

- 2008 decrease in net interest revenue was $2.4 million
  - Net interest margin decreased 2 basis points year over year
  - Average earning assets decreased $57.0 million

Net Interest Margin



4.02%
3.78%
4.00%
3.59%
3.88%
3.32%
3.97%
3.63%
3.69%
3.32%
Dec 07
Mar 08
Jun 08
Sep 08
Dec 08
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 12/31/08 -3.40%
- % of assets repricing
  - Within 30 days 38.32%
- % of liabilities repricing
  - Within 30 days 17.16%
  - Within 90 days 25.79%
  - Within 180 days 36.62%

Net Noninterest Expense as a % of Average Earning Assets



(in millions)
$40.7
$45.1
$47.8
$46.4
$60.8
2.30%
2.10%
1.90%
1.70%
1.50%
2004
2005
2006
2007
2008
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio



(in millions)
$74.6
$78.6
$80.4
$83.1
$82.5
80%
75%
70%
65%
60%
55%
50%
2004
2005
2006
2007
2008
Noninterest Expense
Efficiency Ratio
Peer

2008 Balance Sheet Review

Total Assets


(in billions)
$2.71
$2.85
$2.97
$2.90
$2.95
2004
2005
2006
2007
2008

- Total assets increased 1.8% during 2008 to $2.95 billion
  - Loan growth $120.8 million
  - Deposit growth $37.1 million
  - Investment portfolio decline $64.1 million
- Total assets are expected to increase $95 - $115 million in 2009

Total Loans



(in billions)
$1.90
$2.11
$2.17
$2.23
$2.35
2004
2005
2006
2007
2008

- 2009 projected loan growth $35 - $75 million

Loan Portfolio Mix

December 31, 2008



Consumer 21%
Comm R/E 35%
R/E Mortgage 28%
Comm Other 16%

Net Charge-offs

as a % of average loans



0.35%
0.19%
0.37%
0.15%
0.29%
0.13%
0.27%
0.24%
0.38%
0.66%
2004
2005
2006
2007
2008
CTBI
Peer

Loan Loss Reserve

as a % of net loans



1.42%
1.30%
1.40%
1.22%
1.27%
1.16%
1.26%
1.20%
1.31%
1.50%
2004
2005
2006
2007
2008
CTBI
Peer

Nonperforming Loans

as a % of total loans



1.06%
0.57%
1.02%
0.52%
0.66%
0.56%
1.43%
1.08%
2.22%
2.40%
2004
2005
2006
2007
2008
CTBI
Peer

Total Deposits
including Repurchase Agreements


(in billions)
$2.23
$2.38
$2.50
$2.45
$2.49
2004
2005
2006
2007
2008

- Total deposits including repurchase agreements are expected to increase $50 - $70 million in 2009

Total Deposits
including Repurchase Agreements


December 31, 2008
Repurchase Agreements 6%
Noninterest Bearing 18%
Other Time 5%
NOW 1%
CDs <$100K 26%
MMDA 17%
Savings 8%
CDs >$100K 19%

1st Quarter 2009 Review

Net Income



(in millions)
$8.5
$8.6
-$0.6
$6.5
$7.4
Mar '08
Jun '08
Sept '08
Dec '08
Mar '09

Net Income

- **Net interest income**
  - **Decreased $1.8 million year over year**
  - **Decreased $0.7 million quarter over quarter**

- **Provision for loan losses**
  - **Decreased $0.4 million year over year**
  - **Decreased $1.6 million quarter over quarter**

- **Noninterest income**
  - **Increased $2.0 million year over year**
  - **Increased $3.4 million quarter over quarter**

Noninterest Income


(in millions)
$8.7
$9.7
-$4.0
$7.3
$10.8
Mar '08
Jun '08
Sept '08
Dec '08
Mar '09

- $0.5 million securities gain
- Increased gains on sales of loans
- Increased loan related fees
  - Positive variance in fair value of mortgage servicing rights

Noninterest Expense



(in millions)
$20.0
$20.4
$21.3
$20.8
$22.4
Mar '08
Jun '08
Sept '08
Dec '08
Mar '09

- Increases in legal, other real estate owned, insurance, and repossession expenses from increased collection activity
- Increased personnel expense

Total Loans



(in billions)
$2.25
$2.27
$2.32
$2.35
$2.34
Mar '08
Jun '08
Sept '08
Dec '08
Mar '09

- Loan portfolio decreased at an annualized rate of 2.3% during the quarter
- Loan growth from prior year 3.7%

Total Deposits
including Repurchase Agreements



(in billions)
$2.45
$2.42
$2.43
$2.49
$2.53
Mar '08
Jun '08
Sept '08
Dec '08
Mar '09

- Deposits, including repurchase agreements, increased an annualized 7.0% from prior quarter and 3.2% from prior year

Nonperforming Loans

as a % of Total Loans



1.89%
1.94%
2.13%
2.22%
2.23%
Mar '08
Jun '08
Sept '08
Dec '08
Mar '09

Net Charge-offs

as a % of average loans



0.33%
0.38%
0.36%
0.45%
0.38%
Mar '08
Jun '08
Sept '08
Dec '08
Mar '09

Efficiency Ratio


56.39%
57.25%
58.63%
61.45%
64.06%
Mar '08
Jun '08
Sept '08
Dec '08
Mar '09

2009 Key Strategic Initiatives

CTBI: 2009 Outlook

Net Income	**$25 - $29 million**
Earnings Per Share	**$1.66 - $1.90 per share**
Asset Growth	**$95 - $115 million**
Loan Growth	**$35 - $75 million**
Deposit Growth	**$50 - $70 million**
Efficiency Ratio	**61% – 66%**
Shareholders' Equity	**$314 - $335 million**

2009 Operational Initiatives

Attaining our 2009 corporate goals

- Working through asset quality issues
- Focus on core banking businesses
- Management of our net interest margin
- Continuing focus on expense control
- Internal growth and expansion through new branches and acquisitions
- Continued expansion of trust and brokerage services

2009 Operational Challenges

Major impacts on 2009 corporate goals

- Economic conditions within our markets
- Actions by the U.S. Government to manage the current economic crisis
- Asset quality
- Loan growth
- Net interest margin
- Noninterest income
- Profitable deposit growth driven by liquidity needs

CTBI's Franchise Value

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De nova branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders

Shareholders:

Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by approximately 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your company.

Community Trust Bancorp, Inc.

Serving our Communities for 105 Years





Community
Trust Bank


